UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004


                            Industrial Minerals, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                             ---------------------
                 (State or other jurisdiction of incorporation)



          000-30651                                         06-1474412
---------------------------                             -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)


                2500 One Dundas Street West, Toronto, ON, M5G 1Z3
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (416) 979-4621

    2 Robert Speck Parkway, Suite #750, Mississauga, Ontario, Canada, L4Z 1H8
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:      4
                                        ------------

                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.............................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.......................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT....................1

ITEM 5.   OTHER EVENTS.....................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS................................................1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...............................1

ITEM 8.   CHANGE IN FISCAL YEAR ...........................................1

ITEM 9.   REGULATION FD DISCLOSURE.........................................2

ITEM 10.  AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR
              WAIVER OF A PROVISION OF THE CODE OF ETHICS..................2

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER
              REGISTRANT'S EMPLOYEE BENEFIT PLANS..........................2

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION....................2

SIGNATURES.................................................................2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Effective immediately, Industrial Minerals, Inc. and its subsidiary, Industrial Minerals Canada, Inc., have moved to 2500 One Dundas Street West, Toronto, ON M5G 1Z3. Their new phone number is (416) 979-4621.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Not Applicable.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Not Applicable.


ITEM 8. CHANGE IN FISCAL YEAR

         Not Applicable.



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


ITEM 9. REGULATION FD DISCLOSURE

         Not Applicable.


ITEM 10. AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not Applicable.


ITEM 11.  TEMPORARY  SUSPENSION OF TRADING UNDER  REGISTRANT'S  EMPLOYEE BENEFIT
PLANS

         Not Applicable.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not Applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            INDUSTRIAL MINERALS, INC.
                          -----------------------------
                                  (Registrant)

                              Dated: April 26, 2004

                                 /s/John Melnyk
                      -------------------------------------
                        John Melnyk, Secretary/Treasurer










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